UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          July 8, 2003
                                                --------------------------------


                          Capital Southwest Corporation
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             (Exact name of registrant as specified in its charter)


          Texas                       811-1056                75-1072796
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


 12900 Preston Road, Suite 700, Dallas, Texas                    75230
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code       (972) 233-8242
                                                   -----------------------------





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Item 5.  Other Events


Capital Southwest Corporation is sorry to announce that James M. Nolan, a director of the Company since 1980, passed away on June 30, 2003. A new director has not been named to fill this position.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   Capital Southwest Corporation
                                                   -----------------------------
                                                           (Registrant)



Date:  July 8, 2003                           By:  /s/ Susan K. Hodgson
       ------------                                -----------------------------
                                                   Susan K. Hodgson
                                                   Secretary - Treasurer